UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 10, 2025

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-38301	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Fernand-Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOOP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2025, the board of directors (the “Board”) of Loop Industries, Inc., a Nevada corporation (the “Company”), elected Mr. Spencer Hart as a member of the Board. Mr. Hart is an investment banker with over 30 years of experience in capital markets and mergers and acquisitions with leading Wall Street investment banking firms.

Mr. Hart will be compensated according to the Company’s Fifth Amended and Restated Outside Director Compensation Policy, as described in the proxy statement relating to the Company’s 2024 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2024. In connection with his election, Mr. Hart was granted 28,770 restricted stock units under the Company’s 2017 Equity Incentive Plan, representing a pro-rated portion of the Company’s standard non-executive director annual equity grant under the Company’s Fifth Amended and Restated Outside Director Compensation Policy. This award will fully vest upon the earlier of the one (1) year anniversary of the grant date or the day prior to the Company’s next annual meeting of the stockholders occurring after the grant date, subject to continued service through the vesting date.

Mr. Hart also executed the Company’s standard form of indemnification agreement, a copy of which has been previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 30, 2017.

There is no arrangement or understanding between Mr. Hart and any other persons pursuant to which Mr. Hart was selected as a director of the Company. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Hart had direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: February 13, 2025	By:	/s/ Fady Mansour
Fady Mansour
Chief Financial Officer

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